UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 30, 2004

                             Tupperware Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-11657                   36-4062333
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(State or other jurisdiction          (Commission              (I.R.S. Employer
      of incorporation)               File Number            Identification No.)

                      P.O. Box 2353, Orlando, Florida 32802
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  407-826-5050

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 2.02 Results of Operations and Financial Condition.

This information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On September 30, 2004, Tupperware Corporation issued a release reporting higher expectations for the third quarter and streamlining of the Tupperware U.S. business. A copy of the release is attached as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 30, 2004, Tupperware Corporation (the Company) committed to a workforce restructuring plan in its Tupperware United States business. The business model associated with the implementation of a change in the Company's U.S. sales force compensation plan allows for a reduction in company-performed tasks necessary to support the business, primarily in the sales and marketing area. The resulting streamlined organization will be appropriate under the revised business model and for the current sales level. This action will result in the elimination 28 staffed positions and several others currently open. Pretax cash severance payments will total approximately $900,000 and be paid out beginning in the fourth quarter of 2004 and extending into the second quarter of 2005. An additional $100,000 will also be paid for outplacement assistance, primarily in the fourth quarter. Following this action, annualized cost savings of approximately $2.7 million are expected to be realized.

On September 30, 2004, Tupperware Corporation issued a release reporting higher expectations for the third quarter and streamlining of the Tupperware U.S. business. A copy of the release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press release of Tupperware Corporation dated September 30, 2004 reporting higher expectations for the third quarter and streamlining of the U.S. business.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 9/30/04                              TUPPERWARE CORPORATION
                                                (Registrant)

                                           By: /s/ Thomas M. Roehlk
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                                               Thomas M. Roehlk
                                               Senior Vice President
                                               General Counsel and Secretary